UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 1, 2009

                                 IEH CORPORATION
                                 ---------------
             (Exact name of registrant as specified in its charter)



                         COMMISSION FILE NUMBER: 0-5278
                                                 ------

                        New York                 13-5549348
                        --------                 ----------
           (State or other jurisdiction of    (I.R.S. Employer
            incorporation or organization)    Identification No.)

                            140 58th Street, Suite 8E
                               Brooklyn, NY 11220
                               ------------------
              (Address and zip code of principal executive offices)

                                 (718) 492-9673
                                 --------------
              (Registrant's telephone number, including area code)



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            Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01         Entry into Material Definitive Agreement

                  On September 1, 2009, IEH Corporation (the "Company") entered into agreements with each of Michael Offerman, its President and Chief Executive Officer, and Robert Knoth, its Chief Financial Officer, Treasurer and Secretary, respectively, providing for certain retirement benefits to be payable to each of them after termination of each such officer's active service of employment with the Company. The material terms of the Company's agreements with each of Messrs. Offerman and Knoth are described in Item 5.02 of this Current Report on Form 8-K and such summary is incorporated herein by reference from Item 5.02.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

                  On September 1, 2009, the Company entered into agreements with each of Michael Offerman, its President and Chief Executive Officer, and Robert Knoth, its Chief Financial Officer, Treasurer and Secretary, respectively, providing for certain retirement benefits to be payable to each of them after termination of each such officer's active service of employment with the Company. The material terms are summarized below. As used in the following summary, the term "Executive" shall refer to each of Mr. Offerman and Mr. Knoth unless otherwise specifically stated.

                  o The agreement provides that each Executive's employment with the Company shall be divided into the Active Period and the Retirement Period. The Active Period shall mean the period of time until the Executive attains the age of 70 years, or further period of employment beyond such date if extended by mutual agreement of Executive. The Retirement Period shall mean the period beginning with Executive attaining the age of 70 years and continuing until 10 years thereafter unless Executive's employment has been previously terminated or extended by the mutual agreement of Executive and the Company. The Retirement Period shall take effect only on termination of the Active Period.

                  o The Active Period shall terminate with the first to occur of any of the following events: (i) expiration of the later of either the original time limit for such Active Period, or the renewal or extension thereof by the mutual agreement of the Executive and the Company; (ii) executive attaining 70 years of age, unless the Active Period of employment has been so extended; (iii) death of Executive before attaining an age of 70 years; (iv) the disability of Executive; (v) termination of Executive by mutual consent of Executive and the Company before attaining 70 years of age; or (vi) termination of employment for "cause". Cause means (i) willful malfeasance or willful misconduct by Executive in connection with his employment; (ii) Executive's gross negligence in performing any of his duties under this Agreement; (iii) Executive's conviction of, entry of a plea of guilty to, or entry of a plea of nolo contendre with respect to, any crime other than a traffic violation or infraction which is a misdemeanor; (iv) Executive's material breach of any written policy applicable to all Executives adopted by the Company which is not cured to the reasonable satisfaction of the Company within thirty (30) business days after notice thereof; or (v) material breach by Executive of any of his obligations in this Agreement which is not cured to the reasonable satisfaction of the Company within thirty (30) business days after notice thereof.

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

                  o The Retirement Period shall terminate with the first to occur of any of the following events: (i) expiration of the time limit for such Retirement Period; (ii) the death of the Executive; (iii) violation by Executive of the provisions of the agreement dealing with Executive's duties and non-competition resulting in termination of Executive for Cause; and (iv) termination by mutual consent of the Company and Executive.

                  o During the Active Period, Executive's compensation shall be the amount determined by the Board of Directors of the Company from time to time.

                  o During the Retirement Period, the amount payable to Executive shall be paid for a period of ten (10) years, payable in equal monthly installments, with the first payment to be made on the first day of the next month following the month in which the last to occur of the following events transpires: (i) Executive has attained age 70; or (ii) if Executive's employment and active service has been extended by the Company beyond Executive attaining age 70, from the date of termination of such active service. Pursuant to their respective agreements with the Company, during the Retirement Period, Mr. Offerman shall be entitled to receive $50,000 per annum and Mr. Knoth shall be entitled to receive $12,000 per annum.

                  o If an Executive dies after commencement of the Retirement Period and before the expiration of the aforesaid 10-year period, the monthly payments shall be made to the Executive's estate or to the beneficiaries designated by Executive in writing for the balance of the Retirement Period. The aggregate payments during the Retirement Period under the Agreement shall not exceed $500,000 to Mr. Offerman and $120,000 to Mr. Knoth.

                  The foregoing description of the Company's agreements with each of Messrs. Offerman and Mr. Knoth is qualified in its entirety by reference to the full text of such agreements, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and which is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits

                  (d)      Exhibit No.      Exhibit Title or Description
                           -----------      ----------------------------

                           10.1             Agreement between the Company and
                                            Michael Offerman

                           10.2             Agreement between the Company and
                                            Robert Knoth



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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                IEH CORPORATION

                                                By: /s/ Michael Offerman
                                                --------------------------------
                                                Name:   Michael Offerman
                                                Title:  President
                                                Date:   September 4, 2009

--------------------------------------------------------------------------------

                                  EXHIBIT INDEX

Exhibit
Number                     Exhibit Title or Description

 10.1               Agreement between the Company and Michael Offerman

 10.2               Agreement between the Company and Robert Knoth





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